EXHIBIT 99.2


                      [OCEAN POWER CORPORATION LETTERHEAD]


29 January, 2002

Elektryon, Inc.
6565 Spencer Street
Las Vegas, Nevada  89119
Attention:  Michael Holmstrom, President

Re:  ASSET PURCHASE - TERM SHEET
     ---------------------------

Dear Mr. Holmstrom:

1. Ocean Power will purchase the assets of Elektryon including, but not limited to, all patents, records, customer lists, vendor lists, engineering drawings, parts, WIP and 32 Powermasters. (see Attachment A).

2. The transaction will close within 10 days of the expiration of the appeal period of an order issued by the Bankruptcy Court in Las Vegas, Nevada approving a Chapter 11 sale of assets to Ocean Power pursuant to an Asset Purchase Agreement that has been approved by the buyer and Elektryon.

3.   Payments:

     1. $7M of Ocean Power common stock upon closing the transaction as outlined in our LOI (at a share price equal to the 20 day average prior to achieving this milestone or at a minimum price of $2.00 per share). Conditions:

          a) Closing of a minimum of $250,000 of convertible debt to Ocean Power from the various Elektryon shareholders that have been reviewing this opportunity on or before February 2, 2002.

          b) The extension of the existing License Agreement from Elektryon to Ocean Power to the date of closing of the transaction with the initial payment waived.

     2. S&M of Ocean Power common stock, (at a share price equal to the 20 day average prior to achieving this milestone or $4.00 per share, whichever is greater,) when the first of the following occurs:

                    i) Ocean Power certifies that Powermaster 7 has met the following performance milestones (more detail in attached sheet).


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                         a)   10,000 hours of failure free operation at 90 kW

                         b)   meet SCAQMD emission requirements

                    ii) When the Powermaster product line (including the 7-30 kW systems we plan on bringing in from Europe) achieves three months of sales totaling $6.25M, with a minimum gross margin of 30%.

     3. $10M of Ocean Power common stock, (at a share price equal to the 20 day average prior to achieving this milestone or $6.00 per share, whichever is greater) when the second of the two events described in the above paragraph occurs.

Additional Conditions:

          a)   A Fairness Opinion.

          b)   Board, Shareholder and Regulatory approvals as required.

          c)   Opinions in Ocean Power Stock as follows:

                    i)   300,000 options for Michael Holmstrom;
                    ii)  250,000 options for Joanne Firstenberg;
                    iii) an exercise price of $0.50;
                    iv)  a life of four years; and
                    v)   vesting on January 1, 2003.

Yours sincerely,

/s/  Joseph P. Maceda

Joseph P. Maceda
President


ACCEPTED AND AGREED TO:
ELEKTRYON, INC.

By:  /s/ Michael Holstrom
     ----------------------------
       (Name and Title)


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ATTACHMENT A
ELEKTRYON

ASSET INVENTORY                     DECEMBER 14, 2001

---------------- --------------------------------------------------------------
      QTY        DESCRIPTION
---------------- --------------------------------------------------------------
       1         A Frame, w/2 ton Dayton electric hoist, 60D X 72W X 111H
---------------- --------------------------------------------------------------
       3         Air Hose
---------------- --------------------------------------------------------------
      22         Air/Fuel Controller, Dynaico
---------------- --------------------------------------------------------------
       1         APS Control Panel
---------------- --------------------------------------------------------------
       1         Barrel Pump, air operated
---------------- --------------------------------------------------------------
       1         Barrel Pump, manual operation
---------------- --------------------------------------------------------------
       1         Battery Charger, 10 amp
---------------- --------------------------------------------------------------
       1         Battery Tester
---------------- --------------------------------------------------------------
       1         Bookcase, 30 X 72
---------------- --------------------------------------------------------------
       1         Bookcase, 36 X 61
---------------- --------------------------------------------------------------
       1         Bookcase, 48 X 66
---------------- --------------------------------------------------------------
       2         Camshafts
---------------- --------------------------------------------------------------
       2         Canopy, old design, used for waste oil storage
---------------- --------------------------------------------------------------
       4         Chains and Binders
---------------- --------------------------------------------------------------
       2         Chair, swivel, gray cloth, no armrests
---------------- --------------------------------------------------------------
       1         Chair, swivel, gray cloth, w/armrests
---------------- --------------------------------------------------------------
       2         Chair, swivel, maroon cloth, w/armrests
---------------- --------------------------------------------------------------
       1         Chassis, w/generator, gearbox, and header set
---------------- --------------------------------------------------------------
       1         Coffee Maker, Bunn
---------------- --------------------------------------------------------------
       1         Compound Wire Cutter
---------------- --------------------------------------------------------------
       1         Compression Tester
---------------- --------------------------------------------------------------
       3         Crankshafts
---------------- --------------------------------------------------------------
       2         Creeper
---------------- --------------------------------------------------------------
       1         Cube Truck
---------------- --------------------------------------------------------------
       4         Desk metal, 30 X 60
---------------- --------------------------------------------------------------
       1         Desk, wood 30 X 60
---------------- --------------------------------------------------------------
       1         Dock Level Ramp
---------------- --------------------------------------------------------------
       1         Dolly, 55 gal drum
---------------- --------------------------------------------------------------
       7         Dolly, Canopy
---------------- --------------------------------------------------------------
       1         Dolly, Canopy
---------------- --------------------------------------------------------------
       2         Dolly Chassis
---------------- --------------------------------------------------------------
       1         Dolly, Chassis
---------------- --------------------------------------------------------------
       1         Dolly, Chassis
---------------- --------------------------------------------------------------
       5         Doors, Canopy, new design
---------------- --------------------------------------------------------------
       2         Drill, cordless
---------------- --------------------------------------------------------------
       1         Drill, electric
---------------- --------------------------------------------------------------
       1         Drill, hammer
---------------- --------------------------------------------------------------
       3         Drop Light
---------------- --------------------------------------------------------------
       1         Drum Clamp, 55 gal, for forklift
---------------- --------------------------------------------------------------
       2         Engine Blocks
---------------- --------------------------------------------------------------
       2         E Com Analyzer
---------------- --------------------------------------------------------------
       2         Engine Stand
---------------- --------------------------------------------------------------
       1         Exhaust Parts, misc. 1 pallet
---------------- --------------------------------------------------------------
       1         Fax Machine, H-P, model 5000N
---------------- --------------------------------------------------------------
       1         Fax Machine, Sharp, model FD-5550
---------------- --------------------------------------------------------------
       4         File Cabinet, 2 drawer, legal
---------------- --------------------------------------------------------------
       4         File Cabinet, 2 drawer, letter
---------------- --------------------------------------------------------------
      12         File Cabinet, 4 drawer, legal
---------------- --------------------------------------------------------------
       2         File Cabinet, 4 drawer, letter
---------------- --------------------------------------------------------------
       1         Flow Meter
---------------- --------------------------------------------------------------

---------------- --------------------------------------------------------------
       3         Fluke Clamp Meters
---------------- --------------------------------------------------------------
       1         Fluke Meter
---------------- --------------------------------------------------------------
       1         Forklift Extensions, pair
---------------- --------------------------------------------------------------
       1         Forklift, Nissan, propane, 5000 lb.
---------------- --------------------------------------------------------------
       2         Gas Detector
---------------- --------------------------------------------------------------
       1         Hand Tools, misc. assortment
---------------- --------------------------------------------------------------
       1         Hand Tools, misc. large assortment
---------------- --------------------------------------------------------------
       1         Hand Truck, green
---------------- --------------------------------------------------------------
       1         Hand Truck, red
---------------- --------------------------------------------------------------
      16         Hapco Silencer, new design
---------------- --------------------------------------------------------------
      20         Header set
---------------- --------------------------------------------------------------
       1         Hydraulic Lift, A/C units, Weaco, model ESPL-80-2424-
                 4W475
---------------- --------------------------------------------------------------
       1         Impact Wrench,1/2"
---------------- --------------------------------------------------------------
       2         Impact Wrench 3/8"
---------------- --------------------------------------------------------------
       1         Ladder, 6' folding
---------------- --------------------------------------------------------------
       1         Ladder, rolling, 10 steps
---------------- --------------------------------------------------------------
       2         Ladder, rolling, 3 steps
---------------- --------------------------------------------------------------
       1         Load Bank, Avtron, 400KW, model K600
---------------- --------------------------------------------------------------
       1         Manometer
---------------- --------------------------------------------------------------
       1         Meter Run, w/rock link
---------------- --------------------------------------------------------------
       1         Micrometers and Calipers
---------------- --------------------------------------------------------------
       1         Microwave, Whirlpool, model MT1100SHQ-1
---------------- --------------------------------------------------------------
       1         Multi Meter
---------------- --------------------------------------------------------------
       1         Oil Pressure Gauge
---------------- --------------------------------------------------------------
       3         Pallet Cage, wire basket
---------------- --------------------------------------------------------------
       1         Pallet Jack, BT Lifter, model L2300
---------------- --------------------------------------------------------------
       1         Pallet Racking, 3 sections, 3 shelves per section
---------------- --------------------------------------------------------------
       1         Paper Shredder
---------------- --------------------------------------------------------------
       3         Parts Cart, plastic w/wheels, 26 X 40
---------------- --------------------------------------------------------------
       3         Parts Rack, metal frame, 18D X 36W X 84H
---------------- --------------------------------------------------------------
       2         Parts Rack, metal frame, 32D X 72W X 84H
---------------- --------------------------------------------------------------
       3         Parts Rack, wire, 4 shelves, 24 X 72
---------------- --------------------------------------------------------------
       2         Parts Rack, wire w/rollers, 18 X 48
---------------- --------------------------------------------------------------
       3         Piston Rods, sets (24)
---------------- --------------------------------------------------------------
       1         Postage Meter, Pitney Bowes, model E700
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #141,      C1
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #160,      C1
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #182,      C1
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #184,      C1
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #187,      C1
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #189,      C1
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #196,      C1
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #204,      C1
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #205,      C1
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #214,      C1
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #220,      C1
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #223,      C1
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #244,      C1
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #253,      C1
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #255,      C1
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #287,      C1
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #29,       PLC
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #290,      C18
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #299,      C3
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #312,
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #538,      C3
---------------- --------------------------------------------------------------

---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #539,      C3
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #540,      C3,      Building Light Unit
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #541,      C3
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #542,      C3,      Piston Test Unit
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #543,      C3
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #68,                Used Apache unit
---------------- --------------------------------------------------------------
       1         Pressure Washer
---------------- --------------------------------------------------------------
       1         Printer Stand, metal frame, w/rollers, 23 X 24
---------------- --------------------------------------------------------------
       1         Printer Stand, wood, w/rollers, 16 X 21
---------------- --------------------------------------------------------------
       4         Radiator, new design
---------------- --------------------------------------------------------------
       1         Refrigerator, GE
---------------- --------------------------------------------------------------
       1         Ring Filer
---------------- --------------------------------------------------------------
       1         Safe, small fire safe, Sentry, model 2190
---------------- --------------------------------------------------------------
       2         Safety Cans, w/lids, red
---------------- --------------------------------------------------------------
       2         Sheet Metal, misc pcs, pallet
---------------- --------------------------------------------------------------
       1         Sound Measuring System
---------------- --------------------------------------------------------------
       1         Spill Containment Stand, for 2 - 55 gal drums
---------------- --------------------------------------------------------------
       1         Storage Cabinet, 18D X 48W X 78H
---------------- --------------------------------------------------------------
       1         Strapping Tool, rack and material
---------------- --------------------------------------------------------------
       1         Table, 18 X 28
---------------- --------------------------------------------------------------
       3         Table, folding, 30 X 72
---------------- --------------------------------------------------------------
       2         Table, folding, 30 X 96
---------------- --------------------------------------------------------------
       1         Table, metal frame, 30 X 60
---------------- --------------------------------------------------------------
       1         Table, wood, w/wing, w/rollers, 15 X 26
---------------- --------------------------------------------------------------
       4         Timing Light
---------------- --------------------------------------------------------------
       6         Torque Wrenches
---------------- --------------------------------------------------------------
       1         Trailer, 1998, VIN 16VFX2022W1H98935
---------------- --------------------------------------------------------------
       1         Trailer, 2000, 24' Flatbed, VIN 16VGX2424Y1327836
---------------- --------------------------------------------------------------
       1         Travel Tool Kit and pelican box
---------------- --------------------------------------------------------------
       1         Truck, 1998 Suburban, VIN 3GKFK16R3WG500484
---------------- --------------------------------------------------------------
       1         Truck, 2000 GMC, VIN 1GTGK23J9YF511949
---------------- --------------------------------------------------------------
       1         Truck, 2000 GMC, VIN 1GTGK23JXYF505139
---------------- --------------------------------------------------------------
       1         Vacuum Cleaner, shop vac, Ridgid. 12 gal. Wet/dry
---------------- --------------------------------------------------------------
       1         Vacuum Tester
---------------- --------------------------------------------------------------
       1         Valve Spring Compressor, air operated
---------------- --------------------------------------------------------------
       1         Vise, bench, 5'
---------------- --------------------------------------------------------------
       1         Volt Meter, w/silver case
---------------- --------------------------------------------------------------
       1         Water Cooler
---------------- --------------------------------------------------------------
       1         Welder, Miller 250, S/N KK154792
---------------- --------------------------------------------------------------
       1         Work Bench, metal, 30 X 80
---------------- --------------------------------------------------------------
       3         Work Bench, metal, 36 X 72
---------------- --------------------------------------------------------------
       5         PowerMasters
---------------- --------------------------------------------------------------



LAS VEGAS OFFICE

----------------------------------------------- -------------- ----------------------
ASSET DESCRIPTION 1                             COST           MINUS DEPRECIATION
----------------------------------------------- -------------- ----------------------

Telephone Systems - LV                                   3500                2569.86
----------------------------------------------- -------------- ----------------------
Wood Desks                                                560                 411.86
----------------------------------------------- -------------- ----------------------
Computer                                                  810                 487.33
----------------------------------------------- -------------- ----------------------
Computer/Printer Advanta                               611,26                 251.53
----------------------------------------------- -------------- ----------------------
Computer/Printer Office Depot                             500                 291.51
----------------------------------------------- -------------- ----------------------
CPU                                                       800                  587.4
----------------------------------------------- -------------- ----------------------
CPU-2                                                     810                 594.74
----------------------------------------------- -------------- ----------------------
Fax/Copier/Printer - HP                                   400                  293.7
----------------------------------------------- -------------- ----------------------
Misc. Computer Equip                                      929                 682.12
----------------------------------------------- -------------- ----------------------
Monitor                                                   320                 234.96
----------------------------------------------- -------------- ----------------------
Monitor 2                                                 320                 234.96
----------------------------------------------- -------------- ----------------------
Printer                                                   300                 220.27
----------------------------------------------- -------------- ----------------------
Printer - Cannon Bubble                                  1200                  881.1
----------------------------------------------- -------------- ----------------------
Printer - HP                                              300                 220.27
----------------------------------------------- -------------- ----------------------
Printer - HP Color                                        320                 234.96
----------------------------------------------- -------------- ----------------------
Scanner                                                   300                 220.27
----------------------------------------------- -------------- ----------------------
Office Furniture                                       600.49                 227.07
----------------------------------------------- -------------- ----------------------
Office Furniture 2                                    1404.65                 532.69
----------------------------------------------- -------------- ----------------------
Office Furniture 3                                       5000                1896.17
----------------------------------------------- -------------- ----------------------
Computer Hardware                                     1809.68                 621.01
----------------------------------------------- -------------- ----------------------
Dell Computers & Software                              7909.7                2999.63
----------------------------------------------- -------------- ----------------------
3 COM Robotics Modem                                   327.94                 120.61
----------------------------------------------- -------------- ----------------------
Furniture--Invoice #145303                             1139.97                 374.38
----------------------------------------------- -------------- ----------------------
Computers                                               325.8                 108.78
----------------------------------------------- -------------- ----------------------
Computers                                              143.94                  45.86
----------------------------------------------- -------------- ----------------------
Conf. Table                                              2128                 658.17
----------------------------------------------- -------------- ----------------------
Exec Hi Back Chair                                     799.95                 247.42
----------------------------------------------- -------------- ----------------------
Fluke 97 Auto-Scope Meter                                 600                 242.62
----------------------------------------------- -------------- ----------------------
Office Furniture                                       452.38                 173.05
----------------------------------------------- -------------- ----------------------
Laser Jet Printer                                     1612.61                 445.01
----------------------------------------------- -------------- ----------------------
New Cube for LV Staff                                  13,563                 10,800
----------------------------------------------- -------------- ----------------------
CD-Writer DRV 9600 SE                                    1800                 439.67
----------------------------------------------- -------------- ----------------------
Dell M570 15IN Monitor                                    165                  40.21
----------------------------------------------- -------------- ----------------------
Dell M570 15IN Monitor                                    165                  40.21
----------------------------------------------- -------------- ----------------------
15 Office Chairs w/seat glide and adjust                 4170                    973
----------------------------------------------- -------------- ----------------------
Entire rack/server current value 14,000                21,000
----------------------------------------------- -------------- ----------------------
Includes: Cisco 3524                                                           1,000
----------------------------------------------- -------------- ----------------------
Cisco 3524                                                                     1,000
----------------------------------------------- -------------- ----------------------
Dell 2450                                                                      3,000
----------------------------------------------- -------------- ----------------------
Dell 2450                                                                      3,000
----------------------------------------------- -------------- ----------------------
Dell 2400                                                                      2,500
----------------------------------------------- -------------- ----------------------
APC 3000                                                                       1,000
----------------------------------------------- -------------- ----------------------
Rack w/keyboard, monitor, 3 drives, acl.                                       2,500
----------------------------------------------- -------------- ----------------------
Frigidare Fridg                                           460                    280
----------------------------------------------- -------------- ----------------------
Microwave/Panasonic                                       130                     70
----------------------------------------------- -------------- ----------------------
6x4 Standing cabinets 5 total                             544                    400
----------------------------------------------- -------------- ----------------------
Shredders 5 total                                         239                    160
----------------------------------------------- -------------- ----------------------

TOTALS                                              78,470.37              44,311.72
----------------------------------------------- -------------- ----------------------

